UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

SAB BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39871	85-3899721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W 41st St Suite 401
Miami Beach, Florida		33140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 305 845-2813

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SABS	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock	SABSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On July 21, 2025, SAB Biotherapeutics, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a private placement (the “Offering”), (i) 1,000,000 shares (the “Shares”) of the Company’s newly-designated Series B Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), convertible into 100,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”, and the shares of Common Stock issuable upon conversion of the Preferred Stock, the “Conversion Shares”), (ii) Release Date purchase warrants (the “Release Date Warrants”) to purchase up to 500,000 shares of Preferred Stock (the “Release Date Warrant Shares”), and (iii) Enrollment Date purchase warrants (the “Enrollment Date Warrants”, and together with the Release Date Warrants, the “Warrants”) to purchase up to 1,000,000 shares of Preferred Stock ( together with the Release Date Warrant Shares, the “Warrant Shares”).

Pursuant to the Certificate of Designations of Preferences, Rights and Limitations of the Series B Convertible Preferred Stock, which is filed as Exhibit 3.1 to this Current Report on Form 8-K (the “Certificate of Designations”), each share of Preferred Stock, subject to the Stockholder Approval (as defined below), is convertible at the option of the holder into shares of Common Stock at a conversion price of $1.75 per Conversion Share, subject to certain adjustments as set forth in the Certificate of Designations (the “Conversion Price”). Subject to the terms and limitations contained in the Certificate of Designations, the Preferred Stock will not become convertible until the Company’s stockholders approve the issuance of all Common Stock issuable upon conversion of the Preferred Stock (inclusive of the maximum number of shares of Preferred Stock issuable upon exercise of the Warrants) (the “Stockholder Approval”) at a special meeting of stockholders, to be held in accordance with the terms of the Securities Purchase Agreement (the “Special Meeting”). Upon receipt of Stockholder Approval, the shares of Preferred Stock will convert automatically at the Conversion Price, subject to a conversion cap that limits the conversion of the Preferred Stock such that an Investor may not beneficially own more than 4.99% (the “Maximum Percentage”) of the shares of Common Stock that would be issued and outstanding following such conversion. An Investor may decrease or increase the Maximum Percentage by written notice to the Company from time to time to any other percentage not in excess of 19.99%, provided that any increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. Each whole Share is accompanied by one Enrollment Date Warrant and one-half of one Release Date Warrant. The purchase price for each Share and accompanying Warrants is $175. Each Enrollment Date Warrant is exercisable at a price of $175 per share beginning upon receipt of the Stockholder Approval until the earlier of (x) five years from the date of issuance and (y) the Phase II Enrollment Date (as defined in the Enrollment Date Warrant. Each Release Date Warrant is exercisable at a price of $218.75 per share beginning upon receipt of the Stockholder Approval until the earlier of (x) five years from the date of issuance and (y) the Phase II Release Date (as defined in the Release Date Warrant).

The aggregate gross proceeds to the Company from the issuance and sale of the Shares and Warrants are expected to be approximately $175 million, before deducting fees to be paid to the placement agents and financial advisors of the Company and other estimated offering expenses payable by the Company. The aggregate exercise price of the Warrants is approximately $284 million.

Leerink Partners LLC, UBS Investment Bank, Chardan Capital Markets, LLC, and Oppenheimer & Co. Inc. acted as placement agents for the Offering. As compensation in connection with the Offering, the Company has agreed to pay the placement agents a placement agent fee equal to 6% of the aggregate gross proceeds received by the Company (i) upon the issuance of the Shares and Warrants at closing and (ii) upon the cash exercise of the Warrants.

The Offering

The closing of the issuance of Shares and Warrants is expected to occur on or about July 22, 2025. The Company intends to use the net proceeds from the Offering to fully fund the Phase 2b SAFEGUARD study of SAB-142 in Stage 3 T1D and for working capital and general corporate purposes.

The securities issued in the Offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and until so registered the securities may not be offered or sold absent registration or availability of an applicable exemption from registration. There is no established public trading market for the Preferred Stock or Warrants, and the Company does not intend to list such securities on any national securities exchange or nationally recognized trading system.

In connection with the Offering, the Company and each Investor entered into a registration rights agreement simultaneously with the Securities Purchase Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, as promptly as reasonably practicable following the filing of a definitive proxy statement in connection with obtaining the Stockholder Approval, but, in any event, not later than seven days thereafter (the “Filing Date”) the Company shall file a resale registration statement on Form S-3 (or Form S-1 if Form S-3 is not available) providing for the resale by the Investors of the Registrable Securities (as defined in the Registration Rights Agreement) and to use commercially reasonable efforts to cause such resale registration statement to be declared effective by the staff of the Securities and Exchange Commission (the “Commission”) following the receipt of Stockholder

Approval, but no later than three (3) days following the receipt of Stockholder Approval (or, in the event that the staff of the Commission reviews and has written comments to such registration statement, within forty (40) days following the Filing Date). The Company further agreed to take all steps necessary to keep such registration statement effective at all times until all Registrable Securities have been resold, or there remains no Registrable Securities.

In addition, the Company and certain holders of the Company’s securities have entered into a support agreement (the “Support Agreement”). Pursuant to the Support Agreement, each securityholder party to the Support Agreement agreed to vote any such votable securities held by such securityholder in favor of the proposals to be voted upon at the Special Meeting.

The Securities Purchase Agreement, Registration Rights Agreement and Support Agreement contain certain representations and warranties, covenants and indemnities customary for similar transactions. The representations, warranties and covenants contained in the Securities Purchase Agreement, Registration Rights Agreement and Support Agreement were made solely for the benefit of the parties to the Securities Purchase Agreement, Registration Rights Agreement and Support Agreement, respectively, and may be subject to limitations agreed upon by the contracting parties.

On July 21, 2025, the Company and RA Capital Healthcare Fund, L.P., an investor in the Offering (“RA”) entered into a letter agreement (the “Letter Agreement”), whereby the Company agreed to nominate up to two individuals designated by RA (the “RA Nominees”) to the Company’s Board of Directors (the “Board”) and to subsequently decrease the size of the Board by two members, such that the Board shall be comprised of nine persons. The RA Nominees shall remain on the Board, subject to the terms of the Letter Agreement, until such time as RA holds less than 50% of the Common Stock (including Common Stock issuable upon conversion of Preferred Stock) purchased by RA in the Offering.

The form of Certificate of Designations, form of Release Date Warrant, form of Enrollment Date Warrant, the Securities Purchase Agreement, Registration Rights Agreement, Support Agreement, and Letter Agreement are filed as Exhibits 3.1, 4.1, 4.2, 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of the Certificate of Designations, the Preferred Stock, the Warrants, the Warrant Shares and the Common Stock and the terms of the Securities Purchase Agreement, Registration Rights Agreement and Support Agreement are subject to, and qualified in their entirety by, the full text of such documents, where applicable, which are incorporated herein by reference.

No statement in this report or the attached exhibits is an offer to sell or a solicitation of an offer to purchase the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 and below in Item 8.01 below are hereby incorporated by reference into this Item 3.02. The Shares and Warrants are being sold and, upon exercise the securities underlying the Warrants and conversion of the Preferred Shares, will be issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series B Preferred Stock

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.03.

Pursuant to the terms of the Securities Purchase Agreement, on July 21, 2025, the Company filed the Certificate of Designations with the Delaware Secretary of State designating 2,811,429 shares of its authorized and unissued preferred stock as Series B Convertible Preferred Stock. The Certificate of Designations sets forth the rights, preferences and limitations of the shares of Preferred Stock. Terms not otherwise defined in this item shall have the meanings given in the Certificate of Designations.

The following is a summary of the terms of the Preferred Stock:

Dividends. At all times while shares of Preferred Stock are issued and outstanding, holders of Preferred Stock shall be entitled to receive dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock.

Voting Rights. Prior to the Requisite Approval, neither the Company nor any of is subsidiaries shall take any of the following actions without the consent of the Requisite Holders: (i) effect any Liquidation (as defined below); (ii) materially change the nature of the Company’s business; (iii) amend or waive any provisions of their respective organizational documents in a manner that adversely and disproportionately affects the rights, preferences, privileges or power of the shares of Preferred Stock; (iv) issue additional equity securities senior to or pari passu with the Preferred Stock; (v) pay any dividends on the Common Stock, the Series A Preferred Stock or any equity securities junior to or pari passu with the Preferred Stock or repurchase any equity interests (other than repurchases of, or dividends paid (including through payment-in-kind) on, the shares of Preferred Stock); (vi) enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such person or entity except for transactions made in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by a majority of the Board; or (vii) sell, assign, license, pledge, or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business. Except as provided above, holders of the Preferred Stock have no voting rights.

Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, including a change of control transaction, or Deemed Liquidation Event (any such event, a “Liquidation”), the assets of the Company available for distribution to its stockholders shall, following Stockholder Approval, be distributed among the holders of the shares of Preferred Stock and Common Stock pro rata based on the number of shares held by each such holder, treating for this purpose all shares of Preferred Stock as if they had been converted to Common Stock immediately prior to such Liquidation, without regard to any limitations on conversion or otherwise and without regard as to whether sufficient shares of Common Stock are available out of the Company’s authorized but unissued stock for the purpose of effecting the conversion of the Preferred Stock. Prior to receipt of Stockholder Approval, in the event of a Liquidation, the holders of Preferred Stock will be entitled to be paid out of the assets of the Company in an amount equal to the greater of (i) three times the Original Per Share Price (as defined in the Certificate of Designations) or (ii) such amount per share as would have been payable had all shares of Preferred Stock been converted into Common Stock.

The foregoing summary of the terms of the Preferred Stock is qualified in its entirety by reference to the text of the Certificate of Designations, which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

Press Releases Related to Offering

On July 21, 2025 the Company issued a press release announcing the entry into the Offering, a copy of which is attached hereto as Exhibit 99.1, and incorporated by reference herein.

FDA

On May 29th, 2025, the Company held a constructive Type B meeting with the U.S. Food and Drug Administration (the “FDA”). The meeting followed positive topline data from a Phase 1 single-ascending dose trial in healthy volunteers for SAB-142. The primary discussion centered on questions related to all aspects of SAB-142’s Phase 2b SAFEGUARD clinical trial design and chemistry, manufacturing, and controls processes. The FDA provided clear, constructive, and actionable guidance during the discussion leading to alignment on the design and advancement of our Phase 2b SAFEGUARD study. SAB confirmed its intent with the FDA to utilize the data from this study as supportive evidence for future regulatory approval.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the Company’s intended use of the net proceeds from the Offering, the filing and timing of a resale registration statement. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: risks associated with market conditions; risks associated with the Company’s cash needs; and risks and uncertainties associated with the Company’s business and finances in general; and other risks and uncertainties set forth from time to time in the Company’s filings with the Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Designations of Preferences, Rights and Limitations of the Series B Convertible Non-Voting Preferred Stock
4.1	Form of Preferred Warrant
4.2	Form of Preferred Warrant
10.1	Form of Securities Purchase Agreement, dated July 21, 2025 by and among SAB Biotherapeutics, Inc. and the purchasers named therein
10.2	Form of Registration Rights Agreement, dated July 21, 2025 by and among SAB Biotherapeutics, Inc. and the holders named therein
10.3	Form of Support Agreement, dated July 21, 2025 by and among SAB Biotherapeutics, Inc. and the holders named therein
10.4	Letter Agreement, dated July 21, 2025 by and between SAB Biotherapeutics, Inc. and RA Capital Healthcare Fund, L.P.
99.1	Press Release dated July 21, 2025
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

* Confidential treatment has been granted or requested with respect to portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAB Biotherapeutics, Inc.

Date:	July 21, 2025	By:	/s/ Samuel J. Reich
Samuel J. Reich Chief Executive Officer